SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2005, Sigma-Aldrich issued a press release announcing its first quarter operating results for the period ended March 31, 2005. This press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On April 26, 2005, the Registrant issued a press release regarding the financial outlook for the first quarter ending March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued April 26, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS Q1 2005 SALES GROWTH OF 8.6%. TAX BENEFIT CONTRIBUTES TO Q1 2005 DILUTED EPS GAIN of 20.2% AND INCREASES 2005 DILUTED EPS FORECAST TO $3.56-$3.66.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued April 26, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS Q1 2005 SALES GROWTH OF 8.6%. TAX BENEFIT CONTRIBUTES TO Q1 2005 DILUTED EPS GAIN of 20.2% AND INCREASES 2005 DILUTED EPS FORECAST TO $3.56-$3.66.

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